Exhibit 21.1

	Jurisdiction of	D/B/A
Entity	Incorporation	Jurisdiction
345-1 Partners, LLC	Delaware
345-30 Partners, LLC	Delaware
345-40 Partners, LLC	Delaware
345-50 Partners, LLC	Delaware
345-7501 MM, LLC	Delaware
345-JV Partners, LLC	Delaware
345-Lux EUR Partners, LLC	Delaware
345-Lux GBP Partners, LLC	Delaware
42-16 Partners, LLC	Delaware
42-16 CLO Holdco, LLC	Delaware
42-16 CLO L Sell, LLC	Delaware
Ambassador AUD Holdings, LLC	Delaware
Ambassador CAD Holdings, LLC	Delaware
Ambassador EUR Holdings, LLC	Delaware
Ambassador GBP Holdings, LLC	Delaware
BXMT 2017-FL1, LLC	Delaware
BXMT 2017-FL1, Ltd.	Cayman Islands
Canada Office Portfolio Finco 2014, LLC	Delaware
Capital Trust RE CDO Depositor Corp.	Delaware
CT Legacy Asset, LLC	Delaware
CT Legacy Cayman, Ltd.	Cayman Islands
CT Legacy Holdings, LLC	Delaware
CT Legacy JPM SPV, LLC	Delaware
CT Legacy Manager, LLC	Delaware
CT Legacy REIT Holdings, LLC	Delaware
CT RE CDO 2004-1 Sub, LLC	Delaware
De Vere Resorts Finco 2014, LLC	Delaware
Gloss Finco 1, LLC	Delaware
Gloss Finco 2, LLC	Delaware
Gloss Finco 3, LLC	Delaware
Gloss Holdco 1, LLC	Delaware
Gloss Holdco 2, LLC	Delaware
Gloss Noteco 1, LLC	Delaware
Gloss Noteco 2, LLC	Delaware
Husky Finco, LLC	Delaware
Husky AU Finco, LLC	Delaware
Husky CAD Finco, LLC	Delaware
Husky EUR Finco, LLC	Delaware
Husky UK Finco, LLC	Delaware
KK-RR Finco, LLC	Delaware
LO-JR Finco, LLC	Delaware

Magma Finco 12, LLC	Delaware
Magma Finco 13, LLC	Delaware
Magma Finco 16, LLC	Delaware
Molten Partners, LLC	Delaware
Parlex 1 Finance, LLC	Delaware
Parlex 2 Finance, LLC	Delaware
Parlex 2 CAD Finco, LLC	Delaware
Parlex 2 AU HoldCo, LLC	Delaware
Parlex 2 AU HoldCo II, LLC	Delaware
Parlex 2 AU Sub TC Pty Ltd	Australia
Parlex 2 AU Sub Trust	Australia
Parlex 2 AU TC Pty Ltd	Australia
Parlex 2 AU Trust	Australia
Parlex 2 AU Finco, LLC	Delaware
Parlex 2 EUR Finco, LLC	Delaware
Parlex 2 UK Finco, LLC	Delaware
Parlex 2A Finco, LLC	Delaware
Parlex 3 Finance, LLC	Delaware
Parlex 3 AU Finco, LLC	Delaware
Parlex 3 CAD Finco, LLC	Delaware
Parlex 3 EUR Finco, LLC	Delaware
Parlex 3 UK Finco, LLC	Delaware
Parlex 3A Finco, LLC	Delaware
Parlex 3A EUR Finco, LLC	Delaware
Parlex 3A UK Finco, LLC	Delaware
Parlex 4 Finance, LLC	Delaware
Parlex 4 UK Finco, LLC	Delaware
Parlex 5 Finco, LLC	Delaware
Parlex 5 Ken Finco, LLC	Delaware
Parlex 5 Ken CAD Finco, LLC	Delaware
Parlex 5 Ken EUR Finco, LLC	Delaware
Parlex 5 Ken UK Finco, LLC	Delaware
Parlex 5 Ken ONT Finco, LLC	Delaware
Parlex 6 Finco, LLC	Delaware
Parlex 6 EUR Finco, LLC	Delaware
Parlex 6 UK Finco, LLC	Delaware
Parlex 7 Finco, LLC	Delaware
Parlex 8 Finco, LLC	Delaware
Parlex 8 Lux EUR Finco, S.a r.l.	Luxembourg
Parlex 8 Lux EUR Pledgeco, S.a r.l.	Luxembourg
Parlex 9 Finco, LLC	Delaware
Parlex 10 Finco, LLC	Delaware
Parlex 10 Lux EUR Finco, S.a r.l.	Luxembourg

Parlex 10 Lux EUR Pledgeco, S.a r.l.	Luxembourg
Parlex 10 Lux GBP Finco, S.a r.l.	Luxembourg
Parlex 10 Lux GBP Pledgeco, S.a r.l.	Luxembourg
Parlex 11 Finco, LLC	Delaware
Parlex 14 Finco, LLC	Delaware
Parlex 14 UK Finco, LLC	Delaware
Parlex 14 EUR Finco, LLC	Delaware
Parlex 15 Finco, LLC	Delaware
Parlex 15 Holdco, LLC	Delaware
Parlex 15 AU Finco, LLC	Delaware
Parlex 15 Lux EUR Finco, S.a r.l.	Luxembourg
Parlex 15 Lux EUR Pledgeco, S.a r.l.	Luxembourg
Parlex ONT Partners GP, LLC	Delaware
Parlex ONT Partners, LP	Canada
Q Hotels Finco 2014, LLC	Delaware
Victor Holdings I, LLC	Delaware
WD-BXMT Lending, LLC	Delaware
Wispar 1 Finco, LLC	Delaware
Wispar 2 Finco, LLC	Delaware
Wispar 3 Finco, LLC	Delaware
Wispar 4 Finco, LLC	Delaware